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                                                                 EXHIBIT 23.1

         CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our Firm under the caption "Experts" and to the use of our report dated February 27, 2004 in the Registration Statement (Form S-1) and related Prospectus of Kanbay International, Inc. for the registration of shares of its common stock.

                                     /s/ Ernst & Young LLP


Chicago, Illinois
March 10, 2004